                                          EXHIBIT 21, ANNUAL REPORT ON FORM 10-K
                                            FOR THE YEAR ENDED DECEMBER 31, 2000
                                                   COMMISSION FILE NUMBER 1-3671

                          GENERAL DYNAMICS CORPORATION
                                  SUBSIDIARIES
                              AS OF MARCH 15, 2001

Subsidiaries of General Dynamics                                                     Place of                      Percent of
Corporation (Parent and Registrant)                                                Incorporation                  Voting Power
----------------------------------                                                 -------------                  ------------

American Overseas Marine Corporation ..............................................Delaware..............................100
      Quincy Maritime Corporation I................................................Delaware..............................100
      Quincy Maritime Corporation II...............................................Delaware..............................100
      Quincy Maritime Corporation III..............................................Delaware..............................100
      Water Transportation Alternatives, Inc.......................................Delaware..............................100
Bath Iron Works Corporation .......................................................Maine.................................100
      BIW-LLTF LLC.................................................................Maine.................................100
CD Plus S.A.R.L....................................................................France................................100
Computer Systems & Communications Corporation .....................................Delaware..............................100
Concord I Maritime Corporation ....................................................Delaware..............................100
      Braintree I Maritime Corp....................................................Delaware..............................100
Concord II Maritime Corporation ...................................................Delaware..............................100
      Braintree II Maritime Corp...................................................Delaware..............................100
Concord III Maritime Corporation ..................................................Delaware..............................100
      Braintree III Maritime Corp..................................................Delaware..............................100
Concord IV Maritime Corporation ...................................................Delaware..............................100
      Braintree IV Maritime Corp. .................................................Delaware..............................100
Concord V Maritime Corporation ....................................................Delaware..............................100
      Braintree V Maritime Corp....................................................Delaware..............................100
Convair Aircraft Corporation ......................................................Delaware..............................100
Convair Corporation ...............................................................Delaware..............................100
Elco Company, The..................................................................New Jersey............................100
Electric Boat Corporation..........................................................Delaware..............................100
      EB Groton Engineering, Inc...................................................Delaware..............................100
      EB Groton Operations, Inc....................................................Delaware..............................100
      EB Newport Engineering, Inc..................................................Delaware..............................100
      EB Quonset Point Operations, Inc.............................................Delaware..............................100
      Electro Dynamic Corporation..................................................Delaware..............................100
      General Dynamics Power Technology, Inc.......................................Delaware..............................100
Electrocom, Inc....................................................................Delaware..............................100
GDIC Corp..........................................................................Delaware..............................100
      Computing Devices Canada Ltd.................................................Canada................................100
           CDC Systems U.K. Limited................................................England and Wales.....................100
           Computing Devices (Thailand) Limited....................................Thailand..............................100
           Proto Metalworks Ltd....................................................Canada................................100
      Computing Devices Company Limited............................................United Kingdom........................100
           Computing Devices Hastings Limited......................................United Kingdom........................100
           Computing Devices Eastbourne Limited....................................United Kingdom........................100
      GCC Beteiligungsverwal Tungs GMBH............................................Austria...............................100
      It International Telecom Holdings Inc........................................Canada................................100
           It International Telecom Inc............................................Canada................................100
           It International Telecom Limted.........................................England and Wales.....................100
           It International Telecom Marine Inc.....................................Canada................................100
           It International Telecom Maritimes Inc..................................Canada................................100

                                          EXHIBIT 21, ANNUAL REPORT ON FORM 10-K
                                            FOR THE YEAR ENDED DECEMBER 31, 2000
                                                   COMMISSION FILE NUMBER 1-3671
                                                                          PAGE 2

                          GENERAL DYNAMICS CORPORATION
                                  SUBSIDIARIES
                              AS OF MARCH 15, 2001

Subsidiaries of General Dynamics                                                     Place of                      Percent of
Corporation (Parent and Registrant)                                                Incorporation                  Voting Power
----------------------------------                                                 -------------                  ------------

General Dynamics Advanced Technology Systems, Inc..................................Delaware..............................100
      It International Telecom USA, Inc............................................Delaware..............................100
General Dynamics Armament Systems, Inc.............................................Delaware..............................100
      General Dynamics Ordnance Systems, Inc.......................................Delaware..............................100
      General Dynamics (C.I.) Limited..............................................Cayman Islands........................100
General Dynamics Defense Systems, Inc..............................................Delaware..............................100
      General Dynamics Creative Concepts, Inc......................................Delaware..............................100
      General Dynamics Devcor, Inc.................................................Delaware..............................100
General Dynamics Foreign Sales Corporation ........................................Virgin Islands........................100
General Dynamics Government Systems Corporation....................................Delaware..............................100
      General Dynamics Government Systems Overseas Corporation.....................Delaware..............................100
      General Dynamics Overseas Systems and Services Corporation...................Delaware..............................100
      General Dynamics Federal Services Corporation................................California............................100
      General Dynamics Interactive Corporation.....................................Delaware..............................100
      Page International Holdings, Inc.............................................Delaware..............................100
           Page Europa SpA.........................................................Italy.................................100
General Dynamics Information Systems, Inc..........................................Delaware..............................100
General Dynamics International Corporation ........................................Delaware..............................100
General Dynamics Land Systems Inc. ................................................Delaware..............................100
      AV Technology, LLC...........................................................Maryland..............................100
      General Dynamics Land Systems Customer Service & Support
        Company....................................................................Texas.................................100
           General Dynamics Support Services Company ..............................Delaware..............................100
           Global Support Services Company.........................................Cayman Islands........................100
      General Dynamics Land Systems International, Inc. ...........................Delaware..............................100
      General Dynamics Robotic Systems, Inc. ......................................Delaware..............................100
      G.T. Devices, Inc............................................................Maryland..............................100
General Dynamics Limited ..........................................................United Kingdom........................100
General Dynamics Manufacturing Limited ............................................Canada................................100
General Dynamics Marine Services, Inc..............................................Delaware..............................100
General Dynamics Ordnance and Tactical Systems.....................................Virginia..............................100
General Dynamics Properties, Inc...................................................Delaware..............................100
General Dynamics Shared Resources, Inc.............................................Delaware..............................100

                                          EXHIBIT 21, ANNUAL REPORT ON FORM 10-K
                                            FOR THE YEAR ENDED DECEMBER 31, 2000
                                                   COMMISSION FILE NUMBER 1-3671
                                                                          PAGE 3

                          GENERAL DYNAMICS CORPORATION
                                  SUBSIDIARIES
                              AS OF MARCH 15, 2001

Subsidiaries of General Dynamics                                                     Place of                      Percent of
Corporation (Parent and Registrant)                                                Incorporation                  Voting Power
----------------------------------                                                 -------------                  ------------

Gulfstream Aerospace Corporation...................................................Delaware..............................100
      Gulfstream Aerospace Corporation.............................................California............................100
      Gulfstream Aerospace Corporation.............................................Oklahoma..............................100
      Gulfstream Aerospace Corporation.............................................Georgia...............................100
      Gulfstream Aerospace Corporation of Texas....................................Texas.................................100
      Gulfstream Aerospace FSC, Ltd................................................Barbados..............................100
      Gulfstream Aerospace (Middle East) Ltd.......................................Cyprus................................100
      Gulfstream Aerospace Services Corporation....................................Delaware..............................100
      Gulfstream Aircraft Incorporated.............................................Georgia...............................100
      Gulfstream Delaware Incorporation............................................Delaware..............................100
      Gulfstream Financial Services Corporation....................................Georgia...............................100
      Gulfstream International Corporation.........................................Delaware..............................100
      Gulfstream Net Jets, Inc.....................................................Georgia...............................100
      Interiores Aeros S.A. de C.V.................................................Mexico................................100
Material Service Resources Company.................................................Delaware..............................100
      Freeman Energy Coal Sales Corporation........................................Delaware..............................100
      Capital Fuels Sales Corporation..............................................Delaware..............................100
      Capital Resources Development Company........................................Delaware..............................100
      Material Service Corporation.................................................Delaware..............................100
           Material Service Foundation.............................................Illinois..............................100
           MLRB, Inc...............................................................Illinois..............................100
           Mineral and Land Resources Corporation..................................Delaware..............................100
           Thornton Quarries Corporation...........................................Illinois..............................100
      Century Mineral Resources, Inc...............................................Illinois..............................100
      Freeman Energy Corporation...................................................Delaware..............................100
           Freeman Resources, Inc..................................................Illinois..............................100
           Freeman United Coal Mining Company......................................Delaware..............................100
           Walker Creek Resource Company...........................................Delaware..............................100
NASSCO Holdings Incorporated.......................................................Delaware..............................100
      International Manufacturing Technologies, Inc................................California............................100
      Technologias Internacionales de Manufactura S.A. de C.V. ....................Mexico................................100
      National Steel and Shipbuilding Company......................................Nevada................................100
Patriot I Shipping Corp. ..........................................................Delaware..............................100
Patriot II Shipping Corp. .........................................................Delaware..............................100
Patriot IV Shipping Corp. .........................................................Delaware..............................100